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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) October 1, 1997

                           AVIATION DISTRIBUTORS, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                     0-29028                 33-0715685
(State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of                                      Identification No.)
incorporation or
organization)

      ONE WRIGLEY DRIVE
      IRVINE, CALIFORNIA                                92618
(Address of Principal Executive Office)               (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (714) 586-7558

                        ---------------------------------

     ITEM 5. OTHER EVENTS.

     Effective October 1, 1997, The Nasdaq Stock Market, Inc. ("Nasdaq") notified Aviation Distributors, Inc. (the "Registrant") that the Registrant's securities were delisted from the Nasdaq SmallCap Market. Representatives of the Registrant appeared before the Nasdaq Listing Qualifications Panel (the "Panel") for a hearing on September 18, 1997 and requested a temporary exception from the listing requirements to enable the Registrant to engage independent auditors and prepare audited financial statements to demonstrate compliance with the listing requirements for the Nasdaq SmallCap Market. The Registrant has requested that the Nasdaq Listing and Hearing Review Committee review the decisions of the Panel.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVIATION DISTRIBUTORS, INC.


October 14, 1997                             By:  /s/ Bruce H. Haglund
                                                  ---------------------------
                                                  Bruce H. Haglund, Secretary